UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Colgate-Palmolive Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

[LETTER TO CERTAIN HOLDERS OF COLGATE-PALMOLIVE COMPANY STOCK]

IMPORTANT REMINDER TO STOCKHOLDERS

April 14, 2022

DEAR FELLOW COLGATE STOCKHOLDER:

You should have received your proxy materials in connection with Colgate-Palmolive Company’s Annual Meeting of Stockholders to be held via live webcast on Friday, May 6, 2022. According to our records, your vote for this meeting has not been received. Regardless of the number of shares you own, it is important that they are represented and voted at the annual meeting.

Please take a moment to vote your proxy at your earliest convenience. You should read carefully and consider the information contained in the Company’s Proxy Statement.

Since the Annual Meeting is fast approaching, we encourage you to vote by any one of the three methods listed below:

1.	Vote by Internet: Go to the website www.proxyvote.com, have your control number listed on the enclosed notice card available and follow the simple instructions.

2.	Vote by Telephone: Call 1-800-690-6903 (toll-free), have your control number listed on the enclosed notice card available and follow the simple instructions.

3.	Vote by Mail: Vote, sign, date and mail the enclosed notice card in the postage-paid envelope without delay to ensure your vote is counted. If you have voted by internet or telephone, please do not return the notice card.

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR VOTING INSTRUCTIONS BY INTERNET, TELEPHONE OR MAIL SO WE RECEIVE THEM BY 11:59 P.M., EASTERN DAYLIGHT TIME, ON THURSDAY, MAY 5, 2022.

Thank you for your response.

Sincerely,
Jennifer M. Daniels Chief Legal Officer and Secretary

COLGATE-PALMOLIVE COMPANY 300 PARK AVENUE NEW YORK, NY 10022-7499	Your Vote Counts! COLGATE-PALMOLIVE COMPANY 2022 Annual Meeting to be held on May 6, 2022 Deadline to vote prior to the Annual Meeting is May 5, 2022 11:59 PM ET

D77984-Z81622-Z81623

You hold shares in COLGATE-PALMOLIVE COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 6, 2022.

Get informed before you vote
View the Notice of 2022 Annual Meeting of Stockholders and Proxy Statement and 2021 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Vote During the Virtual Meeting* May 6, 2022 10:00 a.m. Eastern Daylight Time
Smartphone users Point your camera here and vote without entering a control number	Vote by Mail Mark, sign and date this form and submit it with your prepaid envelope	Vote by Phone 800-690-6903	Virtually at: www.virtualshareholdermeeting.com/CL2022

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

COLGATE-PALMOLIVE COMPANY

Proxy Solicited by the Board of Directors
for Annual Meeting on May 6, 2022

The undersigned hereby appoints as proxies, with full power of substitution to each, LORRIE M. NORRINGTON, STEPHEN I. SADOVE and NOEL R. WALLACE (the Proxy Committee) to vote as designated below all shares that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held via live webcast on May 6, 2022 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present, or if only one be present, then by that one.

You are encouraged to specify your choices by marking the appropriate boxes, SEE BELOW. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations as set forth below. The Proxy Committee cannot vote the shares unless you sign and return this card or vote by internet or telephone in accordance with the applicable instructions.

Board
Voting Items		Recommends	Voting Options
1.	Election of directors
	Nominees:		For	Against	Abstain
1a.	John P. Bilbrey	For	☐	☐	☐
			For	Against	Abstain
1b.	John T. Cahill	For	☐	☐	☐
			For	Against	Abstain
1c.	Lisa M. Edwards	For	☐	☐	☐
			For	Against	Abstain
1d.	C. Martin Harris	For	☐	☐	☐
			For	Against	Abstain
1e.	Martina Hund-Mejean	For	☐	☐	☐
			For	Against	Abstain
1f.	Kimberly A. Nelson	For	☐	☐	☐
			For	Against	Abstain
1g.	Lorrie M. Norrington	For	☐	☐	☐
			For	Against	Abstain
1h.	Michael B. Polk	For	☐	☐	☐
			For	Against	Abstain
1i.	Stephen I. Sadove	For	☐	☐	☐
			For	Against	Abstain
1j.	Noel R. Wallace	For	☐	☐	☐
			For	Against	Abstain
2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate’s independent registered public accounting firm.	For	☐	☐	☐
			For	Against	Abstain
3.	Advisory vote on executive compensation.	For	☐	☐	☐
			For	Against	Abstain
4.	Stockholder proposal regarding shareholder ratification of termination pay.	Against	☐	☐	☐
			For	Against	Abstain
5.	Stockholder proposal regarding charitable donation disclosure.	Against	☐	☐	☐

NOTE: Please sign below exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing as corporate officer, please give full corporate name and officer’s title.

Signature	Date	D77985-Z81622-Z81623	Signature (Joint Owners)	Date